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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                  FORM 8-K


                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported)    August 15, 1997
                                                     -----------------------
                             TCA Cable TV, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


            Texas                     0-11478                    75-1798185
       --------------               ------------            --------------------
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation               File Number)             Identification No.)


        3015 S.S.E. Loop 323, Tyler, Texas                      75701
     -------------------------------------------------------------------
      (Address of principal executive offices)                (Zip Code)


     Registrant's telephone number, including area code   (903) 595-3701
                                                       --------------------
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ITEM 5.  OTHER EVENTS.

         The Registrant hereby incorporates by reference herein the information set forth in its press release dated August 15, 1997, a copy of which is attached hereto as Exhibit 99.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)         Exhibits:

                     99.1 Press Release issued by TCA Cable TV, Inc., dated August 15, 1997.

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                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  TCA CABLE TV, INC.



Date: August 25, 1997                              /s/ Fred R. Nichols
                                                  ---------------------------
                                                  Fred R. Nichols
                                                  President and Chief Operating
                                                  Officer





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                                EXHIBIT INDEX


Exhibit No.               Description
-----------               -----------
99.1                      Press Release issued by TCA Cable TV, Inc. dated
                          August 15, 1997.





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